Fair Value Measurement - Changes in Fair Value of Financial Assets and Liabilities in Level 3 (Parenthetical) (Detail) - Level 3 of fair value hierarchy [member] - CAD ($) $ in Millions	Jul. 31, 2025	Apr. 30, 2025	Jul. 31, 2024
Disclosure of reconciliation of changes in fair value measurement assets liabilities [line items]
Deposits	$ 203	$ 208	$ 213
Bifurcated embedded derivative liabilities	153	111	172
Other liabilities designated at FVTPL	$ 21	$ 11	$ 3